SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2012

CENTRAL VALLEY COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Charter)

California	000-31977	77-0539125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 N. Financial Dr. Fresno, CA		93720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (559) 298-1775

(Former Name or Former Address, if Changed Since Last Report) Not Applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 21, 2012, the Board of Directors of Central Valley Community Bank (Bank), the sole subsidiary of Central Valley Community Bancorp (Company) approved amendments to the Director Split Dollar Agreement and Policy Endorsements for participating directors, solely to clarify language and not amending any benefits paid under those agreements.  The participating Directors are Daniel N. Cunningham, Edwin S. Darden, Jr., Steven D. McDonald, Louis McMurray, and William S. Smittcamp. The Company’s monetary obligation to the Directors under these agreements remained unchanged.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Valley Community Bancorp

Date: March 28, 2012	By:	/s/ Daniel J. Doyle
	Name:	Daniel J. Doyle
	Title:	President and Chief Executive Officer (principal executive officer)